Exhibit 10

     Illustrations of Death Benefits, Policy Values ("Account Values") and
                             Cash Surrender Values

POLICY OPTION A

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
The following tables illustrate how a policy's death benefits, account values and cash surrender value could vary over time assuming constant hypothetical gross annual investment returns of 0%, 6% and 12%. Policy benefits will differ from those shown if the annual investment returns are not absolutely constant.

The tables are for standard risk males and females that have never smoked. In states where cost of insurance rates are not based on gender, the tables designated "male" apply to all standard risk non-smokers. Account values and cash surrender values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. We assume planned premium payments are made at the beginning of each policy year. The difference between the policy value and the cash surrender value in the first 15 years is the surrender charge. We include tables for death benefit Option 1 and Option 2 for the blended cost of insurance charge applied under a Multiple Life Policy.

The death benefit, account value and cash surrender value amounts reflect the following current charges:

1. Premium Expense Charge of 50% of premium up to the Target Annual Premium and 6% of premium in excess of the Target Annual premium in the first policy year and 6% of premium after the first policy year.

2. Monthly administrative charge of $0.01 per $1,000 of face amount up to a maximum charge of $75 for the first 15 years.

3. The Monthly Mortality and Expense Risk Charge of x% of the non-loaned account value where x = 0.075 if the non-loaned account value is less than 20% of the sum of the base face amount and the Estate Term Rider face amount, x = 0.05 if the non-loaned account values is greater then of equal to 20% and less than 40% of the sum of the base face amount and the Estate Term Rider face amount; x = 0.025 if the non-loaned account value is greater than or equal to 40% of the sum of the base face amount and the Estate Term rider face amount.

4. Cost of insurance charges. The tables illustrate cost of insurance at both the current rates and at the guaranteed maximum rates.

These illustrations also assume an average investment advisory fee of .68% on an annual basis, of the average daily net asset value of each separate investment portfolio. These illustrations also assume other ongoing average fund expenses of .25%. Management may decide to limit the amount of expense reimbursement in the future. If this reimbursement had not been in place for the fiscal year ended December 31, 2001, average total operating expenses for the Series would have been approximately .93% of the average net assets.

The gross annual investment return rates, taking into account the mortality and expense risk charge and the investment advisory fees and expenses, of 0%, 6% and 12% on the funds' assets are equivalent to net annual investment return rates of approximately -0.93%, 5.07% and 11.07%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

We will furnish the policy owner with a comparable illustration based on the age and gender of the proposed insured person(s), standard risk assumptions and the current face amount and planned premium.


                                                  PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 1 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                     ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        600          0    250,000        638          0    250,000        675          0    250,000
         2      1,200      2,583      1,666          0    250,000      1,807          0    250,000      1,952          0    250,000
         3      1,200      3,972      2,711        504    250,000      3,023        815    250,000      3,356      1,148    250,000
         4      1,200      5,431      3,736      1,529    250,000      4,288      2,080    250,000      4,900      2,693    250,000
         5      1,200      6,962      4,740      2,533    250,000      5,603      3,395    250,000      6,598      4,390    250,000

         6      1,200      8,570      5,724      3,517    250,000      6,970      4,762    250,000      8,464      6,257    250,000
         7      1,200     10,259      6,686      4,479    250,000      8,390      6,183    250,000     10,515      8,308    250,000
         8      1,200     12,032      7,628      5,774    250,000      9,866      8,011    250,000     12,770     10,916    250,000
         9      1,200     13,893      8,549      6,960    250,000     11,398      9,809    250,000     15,248     13,659    250,000
        10      1,200     15,848      9,449      8,124    250,000     12,990     11,666    250,000     17,972     16,647    250,000

        11      1,200     17,901     10,326      9,267    250,000     14,642     13,582    250,000     20,964     19,904    250,000
        12      1,200     20,056     11,182     10,387    250,000     16,355     15,561    250,000     24,252     23,457    250,000
        13      1,200     22,318     12,015     11,485    250,000     18,133     17,603    250,000     27,865     27,335    250,000
        14      1,200     24,694     12,824     12,559    250,000     19,976     19,711    250,000     31,834     31,569    250,000
        15      1,200     27,189     13,611     13,611    250,000     21,887     21,887    250,000     36,197     36,197    250,000

        16      1,200     29,808     14,433     14,433    250,000     23,929     23,929    250,000     41,052     41,052    250,000
        17      1,200     32,559     15,235     15,235    250,000     26,049     26,049    250,000     46,391     46,391    250,000
        18      1,200     35,447     16,014     16,014    250,000     28,250     28,250    250,000     52,329     52,329    250,000
        19      1,200     38,479     16,771     16,771    250,000     30,534     30,534    250,000     58,970     58,970    250,000
        20      1,200     41,663     17,505     17,505    250,000     32,904     32,904    250,000     66,297     66,297    250,000

        21      1,200     45,006     18,213     18,213    250,000     35,361     35,361    250,000     74,379     74,379    250,000
        22      1,200     48,517     18,895     18,895    250,000     37,907     37,907    250,000     83,295     83,295    250,000
        23      1,200     52,202     19,549     19,549    250,000     40,544     40,544    250,000     93,132     93,132    250,000
        24      1,200     56,073     20,172     20,172    250,000     43,274     43,274    250,000    104,090    104,090    250,000
        25      1,200     60,136     20,761     20,761    250,000     46,098     46,098    250,000    116,425    116,425    250,000

        26      1,200     64,403     21,313     21,313    250,000     49,015     49,015    250,000    130,080    130,080    250,000
        27      1,200     68,883     21,824     21,824    250,000     52,185     52,185    250,000    145,198    145,198    250,000
        28      1,200     73,587     22,289     22,289    250,000     55,466     55,466    250,000    161,939    161,939    250,000
        29      1,200     78,527     22,705     22,705    250,000     58,859     58,859    250,000    180,485    180,485    250,000
        30      1,200     83,713     23,064     23,064    250,000     62,366     62,366    250,000    201,036    201,036    250,000

Based on 0% interest rate and current charges, the policy will lapse in year 46.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                  PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 2 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        600          0    250,000        638          0    250,000        675          0    250,000
         2      1,200      2,583      1,665          0    250,000      1,806          0    250,000      1,951          0    250,000
         3      1,200      3,972      2,710        502    250,000      3,021        814    250,000      3,354      1,147    250,000
         4      1,200      5,431      3,733      1,526    250,000      4,284      2,077    250,000      4,896      2,689    250,000
         5      1,200      6,962      4,736      2,528    250,000      5,598      3,390    250,000      6,592      4,385    250,000

         6      1,200      8,570      5,717      3,510    250,000      6,962      4,755    250,000      8,456      6,249    250,000
         7      1,200     10,259      6,678      4,471    250,000      8,380      6,173    250,000     10,504      8,297    250,000
         8      1,200     12,032      7,618      5,763    250,000      9,853      7,999    250,000     12,755     10,901    250,000
         9      1,200     13,893      8,535      6,946    250,000     11,382      9,793    250,000     15,229     13,639    250,000
        10      1,200     15,848      9,432      8,107    250,000     12,969     11,645    250,000     17,946     16,622    250,000

        11      1,200     17,901     10,305      9,246    250,000     14,615     13,556    250,000     20,932     19,872    250,000
        12      1,200     20,056     11,156     10,361    250,000     16,323     15,528    250,000     24,211     23,417    250,000
        13      1,200     22,318     11,983     11,453    250,000     18,093     17,563    250,000     27,813     27,284    250,000
        14      1,200     24,694     12,785     12,520    250,000     19,926     19,661    250,000     31,770     31,505    250,000
        15      1,200     27,189     13,561     13,561    250,000     21,824     21,824    250,000     36,115     36,115    250,000

        16      1,200     29,808     14,339     14,339    250,000     23,818     23,818    250,000     40,918     40,918    250,000
        17      1,200     32,559     15,087     15,087    250,000     25,879     25,879    250,000     46,192     46,192    250,000
        18      1,200     35,447     15,801     15,801    250,000     28,006     28,006    250,000     51,983     51,983    250,000
        19      1,200     38,479     16,480     16,480    250,000     30,200     30,200    250,000     58,340     58,340    250,000
        20      1,200     41,663     17,119     17,119    250,000     32,459     32,459    250,000     65,318     65,318    250,000

        21      1,200     45,006     17,713     17,713    250,000     34,781     34,781    250,000     72,977     72,977    250,000
        22      1,200     48,517     18,258     18,258    250,000     37,165     37,165    250,000     81,386     81,386    250,000
        23      1,200     52,202     18,750     18,750    250,000     39,608     39,608    250,000     90,619     90,619    250,000
        24      1,200     56,073     19,184     19,184    250,000     42,108     42,108    250,000    100,761    100,761    250,000
        25      1,200     60,136     19,552     19,552    250,000     44,662     44,662    250,000    111,902    111,902    250,000

        26      1,200     64,403     19,845     19,845    250,000     47,263     47,263    250,000    124,147    124,147    250,000
        27      1,200     68,883     20,051     20,051    250,000     49,903     49,903    250,000    137,607    137,607    250,000
        28      1,200     73,587     20,154     20,154    250,000     52,569     52,569    250,000    152,412    152,412    250,000
        29      1,200     78,527     20,131     20,131    250,000     55,244     55,244    250,000    168,704    168,704    250,000
        30      1,200     83,713     19,956     19,956    250,000     57,907     57,907    250,000    186,648    186,648    250,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 41.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                  PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 1 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                                     ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        600          0    250,601        638          0    250,638        675          0    250,675
         2      1,200      2,583      1,666          0    251,666      1,806          0    251,807      1,951          0    251,951
         3      1,200      3,972      2,711        504    252,712      3,022        815    253,023      3,354      1,147    253,354
         4      1,200      5,431      3,736      1,528    253,736      4,287      2,080    254,288      4,896      2,689    254,897
         5      1,200      6,962      4,740      2,532    254,740      5,602      3,395    255,603      6,591      4,384    256,592

         6      1,200      8,570      5,723      3,516    255,724      6,969      4,761    256,969      8,455      6,248    258,455
         7      1,200     10,259      6,685      4,478    256,686      8,389      6,181    258,389     10,503      8,295    260,503
         8      1,200     12,032      7,626      5,772    257,627      9,863      8,009    259,864     12,752     10,898    262,753
         9      1,200     13,893      8,547      6,958    258,547     11,395      9,806    261,396     15,224     13,635    265,224
        10      1,200     15,848      9,445      8,121    259,446     12,985     11,661    262,986     17,939     16,614    267,939

        11      1,200     17,901     10,322      9,262    260,322     14,635     13,575    264,635     20,921     19,861    270,921
        12      1,200     20,056     11,176     10,381    261,176     16,346     15,551    266,346     24,195     23,400    274,195
        13      1,200     22,318     12,007     11,477    262,007     18,120     17,590    268,120     27,790     27,260    277,790
        14      1,200     24,694     12,813     12,548    262,813     19,958     19,693    269,958     31,736     31,471    281,736
        15      1,200     27,189     13,597     13,597    263,597     21,863     21,863    271,863     36,067     36,067    286,067

        16      1,200     29,808     14,417     14,417    264,417     23,899     23,899    273,900     40,850     40,850    290,851
        17      1,200     32,559     15,215     15,215    265,216     26,013     26,013    276,014     46,097     46,097    296,098
        18      1,200     35,447     15,992     15,992    265,992     28,206     28,206    278,207     51,851     51,851    301,852
        19      1,200     38,479     16,745     16,745    266,745     30,480     30,480    280,481     58,158     58,158    308,159
        20      1,200     41,663     17,473     17,473    267,474     32,838     32,838    282,838     65,070     65,070    315,070

        21      1,200     45,006     18,176     18,176    268,176     35,279     35,279    285,280     72,639     72,639    322,640
        22      1,200     48,517     18,850     18,850    268,851     37,806     37,806    287,806     80,928     80,928    330,929
        23      1,200     52,202     19,495     19,495    269,496     40,419     40,419    290,420     90,002     90,002    340,002
        24      1,200     56,073     20,107     20,107    270,108     43,119     43,119    293,119     99,933     99,933    349,934
        25      1,200     60,136     20,683     20,683    270,684     45,904     45,904    295,905    110,798    110,798    360,799

        26      1,200     64,403     21,220     21,220    271,220     48,775     48,775    298,776    122,680    122,680    372,680
        27      1,200     68,883     21,712     21,712    271,712     51,872     51,872    301,872    135,664    135,664    385,664
        28      1,200     73,587     22,155     22,155    272,155     55,077     55,077    305,078    149,841    149,841    399,842
        29      1,200     78,527     22,543     22,543    272,544     58,378     58,378    308,378    165,304    165,304    415,305
        30      1,200     83,713     22,870     22,870    272,871     61,769     61,769    311,770    182,151    182,151    432,152

Based on 0% interest rate and current charges, the policy will lapse in year 48.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                  PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 2 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        600          0    250,601        638          0    250,638        675          0    250,675
         2      1,200      2,583      1,665          0    251,666      1,806          0    251,806      1,951          0    251,951
         3      1,200      3,972      2,710        502    252,710      3,021        814    253,021      3,354      1,147    253,354
         4      1,200      5,431      3,733      1,525    253,733      4,284      2,077    254,285      4,896      2,689    254,897
         5      1,200      6,962      4,735      2,528    254,736      5,597      3,390    255,598      6,591      4,384    256,592

         6      1,200      8,570      5,717      3,509    255,717      6,962      4,754    256,962      8,455      6,248    258,455
         7      1,200     10,259      6,677      4,470    256,677      8,379      6,172    258,379     10,503      8,295    260,503
         8      1,200     12,032      7,616      5,762    257,616      9,851      7,997    259,851     12,752     10,898    262,753
         9      1,200     13,893      8,533      6,944    258,533     11,379      9,789    261,379     15,224     13,635    265,224
        10      1,200     15,848      9,428      8,104    259,429     12,964     11,640    262,965     17,939     16,614    267,939

        11      1,200     17,901     10,300      9,241    260,301     14,608     13,549    264,609     20,921     19,861    270,921
        12      1,200     20,056     11,149     10,355    261,150     16,313     15,518    266,313     24,195     23,400    274,195
        13      1,200     22,318     11,973     11,444    261,974     18,078     17,548    268,078     27,790     27,260    277,790
        14      1,200     24,694     12,772     12,508    262,773     19,906     19,641    269,906     31,736     31,471    281,736
        15      1,200     27,189     13,545     13,545    263,545     21,796     21,796    271,796     36,067     36,067    286,067

        16      1,200     29,808     14,318     14,318    264,318     23,780     23,780    273,781     40,850     40,850    290,851
        17      1,200     32,559     15,059     15,059    265,060     25,828     25,828    275,829     46,097     46,097    296,098
        18      1,200     35,447     15,767     15,767    265,767     27,940     27,940    277,940     51,851     51,851    301,852
        19      1,200     38,479     16,435     16,435    266,436     30,112     30,112    280,112     58,158     58,158    308,159
        20      1,200     41,663     17,062     17,062    267,063     32,343     32,343    282,343     65,070     65,070    315,070

        21      1,200     45,006     17,641     17,641    267,642     34,629     34,629    284,629     72,639     72,639    322,640
        22      1,200     48,517     18,169     18,169    268,169     36,967     36,967    286,967     80,928     80,928    330,929
        23      1,200     52,202     18,639     18,639    268,639     39,352     39,352    289,353     90,002     90,002    340,002
        24      1,200     56,073     19,046     19,046    269,046     41,780     41,780    291,781     99,933     99,933    349,934
        25      1,200     60,136     19,383     19,383    269,383     44,243     44,243    294,244    110,798    110,798    360,799

        26      1,200     64,403     19,638     19,638    269,638     46,731     46,731    296,731    122,680    122,680    372,680
        27      1,200     68,883     19,799     19,799    269,800     49,229     49,229    299,230    135,664    135,664    385,664
        28      1,200     73,587     19,849     19,849    269,849     51,718     51,718    301,718    149,841    149,841    399,842
        29      1,200     78,527     19,762     19,762    269,763     54,170     54,170    304,171    165,304    165,304    415,305
        30      1,200     83,713     19,512     19,512    269,513     56,554     56,554    306,554    182,151    182,151    432,152

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 40.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

POLICY OPTION B

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
The following tables illustrate how a policy's death benefits, account values and cash surrender value could vary over time assuming constant hypothetical gross annual investment returns of 0%, 6% and 12%. Policy benefits will differ from those shown if the annual investment returns are not absolutely constant.

The tables are for standard risk males and females that have never smoked. In states where cost of insurance rates are not based on gender, the tables designated "male" apply to all standard risk non-smokers. Account values and cash surrender values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. We assume planned premium payments are made at the beginning of each policy year. The difference between the policy value and the cash surrender value in the first 10 years is the surrender charge. We include tables for death benefit Option 1 and Option 2 for the blended cost of insurance charge applied under a Multiple Life Policy.

The death benefit, account value and cash surrender value amounts reflect the following current charges:

1. Premium Expense Charge of 25% of premium up to the Target Annual Premium and 6% of premium in excess of the Target Annual premium in the first policy year, 11% of premium up to the Target Annual Premium and 6% of premium in excess of the Target Annual premium in policy years 2-7, and 6% of premium after the 7th policy year.

2. Monthly administrative charge of $0.01 per $1,000 of face amount up to a maximum charge of $75 for the first 15 years.

3. The Monthly Mortality and Expense Risk Charge of x% of the non-loaned account value where x = 0.075 if the non-loaned account value is less than 30% of the sum of the base face amount and the Estate Term Rider face amount, x = 0.05 if the non-loaned account values is greater then of equal to 30% and less than 60% of the sum of the base face amount and the Estate Term Rider face amount; x = 0.025 if the non-loaned account value is greater than or equal to 60% of the sum of the base face amount and the Estate Term rider face amount.

4. Cost of insurance charges. The tables illustrate cost of insurance at both the current rates and at the guaranteed maximum rates.

These illustrations also assume an average investment advisory fee of .68% on an annual basis, of the average daily net asset value of each separate investment portfolio. These illustrations also assume other ongoing average fund expenses of .25%. Management may decide to limit the amount of expense reimbursement in the future. If this reimbursement had not been in place for the fiscal year ended December 31, 2001, average total operating expenses for the Series would have been approximately .93% of the average net assets.

The gross annual investment return rates, taking into account the mortality and expense risk charge and the investment advisory fees and expenses, of 0%, 6% and 12% on the funds' assets are equivalent to net annual investment return rates of approximately -0.93%, 5.07% and 11.07%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

We will furnish the policy owner with a comparable illustration based on the age and gender of the proposed insured person(s), standard risk assumptions and the current face amount and planned premium.


                                                  PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 1 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                     ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        871          0    250,000        925          0    250,000        979          0    250,000
         2      1,200      2,583      1,878        774    250,000      2,048        945    250,000      2,225      1,122    250,000
         3      1,200      3,972      2,865      1,761    250,000      3,217      2,113    250,000      3,596      2,493    250,000
         4      1,200      5,431      3,833      2,729    250,000      4,432      3,329    250,000      5,104      4,000    250,000
         5      1,200      6,962      4,781      3,678    250,000      5,696      4,593    250,000      6,762      5,658    250,000

         6      1,200      8,570      5,710      4,871    250,000      7,009      6,171    250,000      8,584      7,745    250,000
         7      1,200     10,259      6,618      6,045    250,000      8,374      7,800    250,000     10,586     10,012    250,000
         8      1,200     12,032      7,561      7,252    250,000      9,849      9,540    250,000     12,848     12,539    250,000
         9      1,200     13,893      8,484      8,351    250,000     11,381     11,249    250,000     15,334     15,202    250,000
        10      1,200     15,848      9,384      9,384    250,000     12,972     12,972    250,000     18,066     18,066    250,000

        11      1,200     17,901     10,263     10,263    250,000     14,623     14,623    250,000     21,068     21,068    250,000
        12      1,200     20,056     11,120     11,120    250,000     16,336     16,336    250,000     24,367     24,367    250,000
        13      1,200     22,318     11,954     11,954    250,000     18,113     18,113    250,000     27,991     27,991    250,000
        14      1,200     24,694     12,764     12,764    250,000     19,954     19,954    250,000     31,973     31,973    250,000
        15      1,200     27,189     13,552     13,552    250,000     21,865     21,865    250,000     36,351     36,351    250,000

        16      1,200     29,808     14,376     14,376    250,000     23,906     23,906    250,000     41,221     41,221    250,000
        17      1,200     32,559     15,178     15,178    250,000     26,025     26,025    250,000     46,577     46,577    250,000
        18      1,200     35,447     15,958     15,958    250,000     28,225     28,225    250,000     52,468     52,468    250,000
        19      1,200     38,479     16,717     16,717    250,000     30,508     30,508    250,000     58,947     58,947    250,000
        20      1,200     41,663     17,451     17,451    250,000     32,877     32,877    250,000     66,072     66,072    250,000

        21      1,200     45,006     18,160     18,160    250,000     35,332     35,332    250,000     73,908     73,908    250,000
        22      1,200     48,517     18,843     18,843    250,000     37,877     37,877    250,000     82,775     82,775    250,000
        23      1,200     52,202     19,498     19,498    250,000     40,514     40,514    250,000     92,558     92,558    250,000
        24      1,200     56,073     20,122     20,122    250,000     43,242     43,242    250,000    103,351    103,351    250,000
        25      1,200     60,136     20,712     20,712    250,000     46,064     46,064    250,000    115,259    115,259    250,000

        26      1,200     64,403     21,265     21,265    250,000     48,981     48,981    250,000    128,402    128,402    250,000
        27      1,200     68,883     21,776     21,776    250,000     51,992     51,992    250,000    142,907    142,907    250,000
        28      1,200     73,587     22,243     22,243    250,000     55,097     55,097    250,000    159,200    159,200    250,000
        29      1,200     78,527     22,659     22,659    250,000     58,298     58,298    250,000    177,448    177,448    250,000
        30      1,200     83,713     23,019     23,019    250,000     61,594     61,594    250,000    197,667    197,667    250,000

Based on 0% interest rate and current charges, the policy will lapse in year 48.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                  PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 2 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        871          0    250,000        925          0    250,000        979          0    250,000
         2      1,200      2,583      1,877        774    250,000      2,048        944    250,000      2,225      1,121    250,000
         3      1,200      3,972      2,864      1,760    250,000      3,215      2,112    250,000      3,595      2,491    250,000
         4      1,200      5,431      3,830      2,726    250,000      4,429      3,326    250,000      5,100      3,997    250,000
         5      1,200      6,962      4,777      3,673    250,000      5,691      4,587    250,000      6,756      5,652    250,000

         6      1,200      8,570      5,703      4,865    250,000      7,002      6,163    250,000      8,575      7,737    250,000
         7      1,200     10,259      6,610      6,036    250,000      8,364      7,790    250,000     10,575     10,001    250,000
         8      1,200     12,032      7,551      7,242    250,000      9,836      9,527    250,000     12,833     12,524    250,000
         9      1,200     13,893      8,470      8,337    250,000     11,365     11,232    250,000     15,314     15,182    250,000
        10      1,200     15,848      9,367      9,367    250,000     12,951     12,951    250,000     18,041     18,041    250,000

        11      1,200     17,901     10,242     10,242    250,000     14,597     14,597    250,000     21,036     21,036    250,000
        12      1,200     20,056     11,094     11,094    250,000     16,303     16,303    250,000     24,326     24,326    250,000
        13      1,200     22,318     11,922     11,922    250,000     18,072     18,072    250,000     27,940     27,940    250,000
        14      1,200     24,694     12,725     12,725    250,000     19,905     19,905    250,000     31,909     31,909    250,000
        15      1,200     27,189     13,502     13,502    250,000     21,802     21,802    250,000     36,268     36,268    250,000

        16      1,200     29,808     14,281     14,281    250,000     23,795     23,795    250,000     41,087     41,087    250,000
        17      1,200     32,559     15,030     15,030    250,000     25,855     25,855    250,000     46,378     46,378    250,000
        18      1,200     35,447     15,746     15,746    250,000     27,981     27,981    250,000     52,187     52,187    250,000
        19      1,200     38,479     16,425     16,425    250,000     30,174     30,174    250,000     58,565     58,565    250,000
        20      1,200     41,663     17,065     17,065    250,000     32,432     32,432    250,000     65,565     65,565    250,000

        21      1,200     45,006     17,660     17,660    250,000     34,753     34,753    250,000     73,250     73,250    250,000
        22      1,200     48,517     18,206     18,206    250,000     37,135     37,135    250,000     81,687     81,687    250,000
        23      1,200     52,202     18,699     18,699    250,000     39,577     39,577    250,000     90,951     90,951    250,000
        24      1,200     56,073     19,134     19,134    250,000     42,076     42,076    250,000    101,127    101,127    250,000
        25      1,200     60,136     19,503     19,503    250,000     44,629     44,629    250,000    112,306    112,306    250,000

        26      1,200     64,403     19,796     19,796    250,000     47,228     47,228    250,000    124,592    124,592    250,000
        27      1,200     68,883     20,003     20,003    250,000     49,867     49,867    250,000    138,098    138,098    250,000
        28      1,200     73,587     20,107     20,107    250,000     52,531     52,531    250,000    152,954    152,954    250,000
        29      1,200     78,527     20,084     20,084    250,000     55,204     55,204    250,000    169,303    169,303    250,000
        30      1,200     83,713     19,910     19,910    250,000     57,866     57,866    250,000    187,310    187,310    250,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 41.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                   PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 1 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                                      ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        871          0    250,872        925          0    250,926        979          0    250,979
         2      1,200      2,583      1,878        774    251,878      2,048        945    252,049      2,225      1,121    252,226
         3      1,200      3,972      2,865      1,761    252,865      3,217      2,113    253,217      3,596      2,492    253,596
         4      1,200      5,431      3,833      2,729    253,833      4,432      3,328    254,433      5,104      4,000    255,104
         5      1,200      6,962      4,781      3,677    254,781      5,696      4,592    255,696      6,761      5,657    256,761

         6      1,200      8,570      5,709      4,870    255,710      7,009      6,170    257,009      8,583      7,744    258,583
         7      1,200     10,259      6,617      6,043    256,618      8,372      7,799    258,373     10,584     10,011    260,585
         8      1,200     12,032      7,560      7,251    257,560      9,847      9,538    259,847     12,845     12,536    262,846
         9      1,200     13,893      8,481      8,349    258,482     11,378     11,245    261,378     15,330     15,197    265,330
        10      1,200     15,848      9,381      9,381    259,382     12,967     12,967    262,968     18,059     18,059    268,060

        11      1,200     17,901     10,259     10,259    260,259     14,616     14,616    264,617     21,058     21,058    271,059
        12      1,200     20,056     11,114     11,114    261,114     16,326     16,326    266,327     24,352     24,352    274,352
        13      1,200     22,318     11,946     11,946    261,946     18,100     18,100    268,100     27,970     27,970    277,971
        14      1,200     24,694     12,753     12,753    262,754     19,936     19,936    269,937     31,943     31,943    281,943
        15      1,200     27,189     13,538     13,538    263,539     21,841     21,841    271,841     36,308     36,308    286,308

        16      1,200     29,808     14,359     14,359    264,360     23,876     23,876    273,877     41,167     41,167    291,167
        17      1,200     32,559     15,159     15,159    265,159     25,989     25,989    275,989     46,508     46,508    296,509
        18      1,200     35,447     15,936     15,936    265,937     28,181     28,181    278,182     52,380     52,380    302,381
        19      1,200     38,479     16,690     16,690    266,691     30,454     30,454    280,455     58,834     58,834    308,835
        20      1,200     41,663     17,419     17,419    267,420     32,810     32,810    282,811     65,928     65,928    315,928

        21      1,200     45,006     18,123     18,123    268,123     35,251     35,251    285,251     73,723     73,723    323,724
        22      1,200     48,517     18,798     18,798    268,799     37,776     37,776    287,777     82,515     82,515    332,516
        23      1,200     52,202     19,444     19,444    269,445     40,388     40,388    290,389     92,225     92,225    342,226
        24      1,200     56,073     20,057     20,057    270,058     43,087     43,087    293,087    102,924    102,924    352,924
        25      1,200     60,136     20,634     20,634    270,635     45,871     45,871    295,872    114,710    114,710    364,711

        26      1,200     64,403     21,172     21,172    271,172     48,740     48,740    298,741    127,693    127,693    377,693
        27      1,200     68,883     21,665     21,665    271,665     51,693     51,693    301,693    141,991    141,991    391,991
        28      1,200     73,587     22,108     22,108    272,109     54,726     54,726    304,726    157,972    157,972    407,973
        29      1,200     78,527     22,498     22,498    272,498     57,836     57,836    307,836    175,859    175,859    425,859
        30      1,200     83,713     22,826     22,826    272,826     61,019     61,019    311,020    195,610    195,610    445,611

Based on 0% interest rate and current charges, the policy will lapse in year 48.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                   PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 2 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                                     ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        871          0    250,872        925          0    250,926        979          0    250,979
         2      1,200      2,583      1,877        774    251,878      2,048        944    252,048      2,224      1,121    252,225
         3      1,200      3,972      2,863      1,760    252,864      3,215      2,112    253,216      3,594      2,491    253,595
         4      1,200      5,431      3,830      2,726    253,830      4,429      3,325    254,429      5,100      3,996    255,101
         5      1,200      6,962      4,776      3,672    254,777      5,690      4,587    255,691      6,755      5,652    256,756

         6      1,200      8,570      5,703      4,864    255,703      7,001      6,163    257,002      8,575      7,736    258,575
         7      1,200     10,259      6,609      6,035    256,610      8,363      7,789    258,363     10,573      9,999    260,574
         8      1,200     12,032      7,549      7,240    257,550      9,834      9,525    259,835     12,830     12,521    262,831
         9      1,200     13,893      8,467      8,335    258,468     11,361     11,229    261,362     15,310     15,177    265,310
        10      1,200     15,848      9,364      9,364    259,364     12,946     12,946    262,946     18,033     18,033    268,034

        11      1,200     17,901     10,237     10,237    260,238     14,589     14,589    264,590     21,025     21,025    271,025
        12      1,200     20,056     11,087     11,087    261,088     16,293     16,293    266,294     24,310     24,310    274,310
        13      1,200     22,318     11,913     11,913    261,913     18,057     18,057    268,058     27,916     27,916    277,916
        14      1,200     24,694     12,713     12,713    262,713     19,884     19,884    269,885     31,875     31,875    281,875
        15      1,200     27,189     13,486     13,486    263,486     21,774     21,774    271,774     36,219     36,219    286,220

        16      1,200     29,808     14,260     14,260    264,261     23,757     23,757    273,758     41,018     41,018    291,019
        17      1,200     32,559     15,003     15,003    265,003     25,804     25,804    275,805     46,283     46,283    296,283
        18      1,200     35,447     15,711     15,711    265,711     27,915     27,915    277,915     52,055     52,055    302,056
        19      1,200     38,479     16,381     16,381    266,381     30,086     30,086    280,086     58,383     58,383    308,383
        20      1,200     41,663     17,008     17,008    267,009     32,316     32,316    282,316     65,317     65,317    315,317

        21      1,200     45,006     17,589     17,589    267,589     34,601     34,601    284,601     72,911     72,911    322,912
        22      1,200     48,517     18,117     18,117    268,118     36,937     36,937    286,938     81,228     81,228    331,228
        23      1,200     52,202     18,588     18,588    268,588     39,321     39,321    289,322     90,332     90,332    340,332
        24      1,200     56,073     18,996     18,996    268,997     41,748     41,748    291,749    100,296    100,296    350,297
        25      1,200     60,136     19,334     19,334    269,334     44,210     44,210    294,211    111,198    111,198    361,198

        26      1,200     64,403     19,590     19,590    269,590     46,696     46,696    296,697    123,119    123,119    373,120
        27      1,200     68,883     19,752     19,752    269,753     49,193     49,193    299,194    136,148    136,148    386,148
        28      1,200     73,587     19,802     19,802    269,803     51,680     51,680    301,681    150,374    150,374    400,374
        29      1,200     78,527     19,717     19,717    269,717     54,131     54,131    304,132    165,891    165,891    415,892
        30      1,200     83,713     19,467     19,467    269,468     56,513     56,513    306,514    182,797    182,797    432,798

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 40.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

POLICY OPTION C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
The following tables illustrate how a policy's death benefits, account values and cash surrender value could vary over time assuming constant hypothetical gross annual investment returns of 0%, 6% and 12%. Policy benefits will differ from those shown if the annual investment returns are not absolutely constant.

The tables are for standard risk males and females that have never smoked. In states where cost of insurance rates are not based on gender, the tables designated "male" apply to all standard risk non-smokers. Account values and cash surrender values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. We assume planned premium payments are made at the beginning of each policy year. The difference between the policy value and the cash surrender value in the first 5 years is the surrender charge. We include tables for death benefit Option 1 and Option 2 for the blended cost of insurance charge applied under a Multiple Life Policy.

The death benefit, account value and cash surrender value amounts reflect the following current charges:

1. Premium Expense Charge of 20% of premium up to the Target Annual Premium and 5% of premium in excess of the Target Annual Premium in the first policy year and 5% of premium after the first policy year.

2. Monthly administrative charge of $0.08 per $1,000 of face amount up to a maximum charge of $200 for the first 15 years.

3. The Monthly Mortality and Expense Risk Charge of x% of the non-loaned account value where x = 0.075 if the non-loaned account value is less than 50% of the sum of the base face amount and the Estate Term Rider face amount, x = 0.05 if the non-loaned account values is greater then of equal to 50% and less than 100% of the sum of the base face amount and the Estate Term Rider face amount; x = 0.025 if the non-loaned account value is greater than or equal to 100% of the sum of the base face amount and the Estate Term rider face amount.

4. Cost of insurance charges. The tables illustrate cost of insurance at both the current rates and at the guaranteed maximum rates.


These illustrations also assume an average investment advisory fee of .68% on an annual basis, of the average daily net asset value of each separate investment portfolio. These illustrations also assume other ongoing average fund expenses of .25%. Management may decide to limit the amount of expense reimbursement in the future. If this reimbursement had not been in place for the fiscal year ended December 31, 2001, average total operating expenses for the Series would have been approximately .93% of the average net assets.

The gross annual investment return rates, taking into account the mortality and expense risk charge and the investment advisory fees and expenses, of 0%, 6% and 12% on the funds' assets are equivalent to net annual investment return rates of approximately -0.93%, 5.07% and 11.07%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

We will furnish the policy owner with a comparable illustration based on the age and gender of the proposed insured person(s), standard risk assumptions and the current face amount and planned premium.


                                                   PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 1 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R)- SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                      ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        719        332    250,000        769        383    250,000        819        433    250,000
         2      1,200      2,583      1,586      1,200    250,000      1,741      1,355    250,000      1,902      1,516    250,000
         3      1,200      3,972      2,436      2,171    250,000      2,752      2,487    250,000      3,093      2,829    250,000
         4      1,200      5,431      3,270      3,137    250,000      3,804      3,671    250,000      4,403      4,271    250,000
         5      1,200      6,962      4,086      4,086    250,000      4,897      4,897    250,000      5,843      5,843    250,000

         6      1,200      8,570      4,885      4,885    250,000      6,032      6,032    250,000      7,425      7,425    250,000
         7      1,200     10,259      5,667      5,667    250,000      7,211      7,211    250,000      9,163      9,163    250,000
         8      1,200     12,032      6,431      6,431    250,000      8,436      8,436    250,000     11,073     11,073    250,000
         9      1,200     13,893      7,177      7,177    250,000      9,707      9,707    250,000     13,172     13,172    250,000
        10      1,200     15,848      7,905      7,905    250,000     11,026     11,026    250,000     15,477     15,477    250,000

        11      1,200     17,901      8,615      8,615    250,000     12,395     12,395    250,000     18,010     18,010    250,000
        12      1,200     20,056      9,305      9,305    250,000     13,813     13,813    250,000     20,792     20,792    250,000
        13      1,200     22,318      9,975      9,975    250,000     15,283     15,283    250,000     23,847     23,847    250,000
        14      1,200     24,694     10,625     10,625    250,000     16,804     16,804    250,000     27,202     27,202    250,000
        15      1,200     27,189     11,255     11,255    250,000     18,382     18,382    250,000     30,888     30,888    250,000

        16      1,200     29,808     12,131     12,131    250,000     20,290     20,290    250,000     35,220     35,220    250,000
        17      1,200     32,559     12,985     12,985    250,000     22,271     22,271    250,000     39,983     39,983    250,000
        18      1,200     35,447     13,817     13,817    250,000     24,328     24,328    250,000     45,220     45,220    250,000
        19      1,200     38,479     14,625     14,625    250,000     26,461     26,461    250,000     50,979     50,979    250,000
        20      1,200     41,663     15,408     15,408    250,000     28,673     28,673    250,000     57,311     57,311    250,000

        21      1,200     45,006     16,165     16,165    250,000     30,966     30,966    250,000     64,274     64,274    250,000
        22      1,200     48,517     16,895     16,895    250,000     33,341     33,341    250,000     71,930     71,930    250,000
        23      1,200     52,202     17,596     17,596    250,000     35,799     35,799    250,000     80,349     80,349    250,000
        24      1,200     56,073     18,265     18,265    250,000     38,343     38,343    250,000     89,606     89,606    250,000
        25      1,200     60,136     18,899     18,899    250,000     40,971     40,971    250,000     99,786     99,786    250,000

        26      1,200     64,403     19,495     19,495    250,000     43,685     43,685    250,000    110,982    110,982    250,000
        27      1,200     68,883     20,049     20,049    250,000     46,484     46,484    250,000    123,298    123,298    250,000
        28      1,200     73,587     20,557     20,557    250,000     49,368     49,368    250,000    137,225    137,225    250,000
        29      1,200     78,527     21,013     21,013    250,000     52,337     52,337    250,000    152,633    152,633    250,000
        30      1,200     83,713     21,412     21,412    250,000     55,388     55,388    250,000    169,647    169,647    250,000

Based on 0% interest rate and current charges, the policy will lapse in year 48.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                   PHL VARIABLE INSURANCE COMPANY
                                                                                                                        PAGE 2 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                                     ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        719        332    250,000        769        383    250,000        819        433    250,000
         2      1,200      2,583      1,585      1,199    250,000      1,740      1,354    250,000      1,902      1,515    250,000
         3      1,200      3,972      2,435      2,170    250,000      2,751      2,486    250,000      3,092      2,827    250,000
         4      1,200      5,431      3,267      3,135    250,000      3,800      3,668    250,000      4,400      4,267    250,000
         5      1,200      6,962      4,082      4,082    250,000      4,891      4,891    250,000      5,837      5,837    250,000

         6      1,200      8,570      4,879      4,879    250,000      6,025      6,025    250,000      7,417      7,417    250,000
         7      1,200     10,259      5,659      5,659    250,000      7,202      7,202    250,000      9,152      9,152    250,000
         8      1,200     12,032      6,421      6,421    250,000      8,423      8,423    250,000     11,058     11,058    250,000
         9      1,200     13,893      7,164      7,164    250,000      9,691      9,691    250,000     13,152     13,152    250,000
        10      1,200     15,848      7,888      7,888    250,000     11,005     11,005    250,000     15,452     15,452    250,000

        11      1,200     17,901      8,594      8,594    250,000     12,368     12,368    250,000     17,977     17,977    250,000
        12      1,200     20,056      9,279      9,279    250,000     13,780     13,780    250,000     20,750     20,750    250,000
        13      1,200     22,318      9,943      9,943    250,000     15,242     15,242    250,000     23,795     23,795    250,000
        14      1,200     24,694     10,585     10,585    250,000     16,754     16,754    250,000     27,137     27,137    250,000
        15      1,200     27,189     11,204     11,204    250,000     18,317     18,317    250,000     30,805     30,805    250,000

        16      1,200     29,808     12,036     12,036    250,000     20,178     20,178    250,000     35,084     35,084    250,000
        17      1,200     32,559     12,836     12,836    250,000     22,099     22,099    250,000     39,780     39,780    250,000
        18      1,200     35,447     13,602     13,602    250,000     24,081     24,081    250,000     44,934     44,934    250,000
        19      1,200     38,479     14,331     14,331    250,000     26,122     26,122    250,000     50,588     50,588    250,000
        20      1,200     41,663     15,019     15,019    250,000     28,221     28,221    250,000     56,791     56,791    250,000

        21      1,200     45,006     15,661     15,661    250,000     30,377     30,377    250,000     63,595     63,595    250,000
        22      1,200     48,517     16,253     16,253    250,000     32,586     32,586    250,000     71,060     71,060    250,000
        23      1,200     52,202     16,791     16,791    250,000     34,846     34,846    250,000     79,251     79,251    250,000
        24      1,200     56,073     17,269     17,269    250,000     37,154     37,154    250,000     88,241     88,241    250,000
        25      1,200     60,136     17,680     17,680    250,000     39,507     39,507    250,000     98,110     98,110    250,000

        26      1,200     64,403     18,015     18,015    250,000     41,896     41,896    250,000    108,946    108,946    250,000
        27      1,200     68,883     18,262     18,262    250,000     44,313     44,313    250,000    120,847    120,847    250,000
        28      1,200     73,587     18,403     18,403    250,000     46,744     46,744    250,000    133,922    133,922    250,000
        29      1,200     78,527     18,418     18,418    250,000     49,170     49,170    250,000    148,294    148,294    250,000
        30      1,200     83,713     18,280     18,280    250,000     51,569     51,569    250,000    164,102    164,102    250,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 41.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                   PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 1 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                                      ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        719        332    250,719        769        383    250,769        819        433    250,820
         2      1,200      2,583      1,586      1,200    251,586      1,741      1,355    251,741      1,902      1,516    251,903
         3      1,200      3,972      2,436      2,171    252,437      2,752      2,487    252,752      3,093      2,828    253,094
         4      1,200      5,431      3,270      3,137    253,270      3,803      3,671    253,804      4,403      4,270    254,403
         5      1,200      6,962      4,086      4,086    254,087      4,896      4,896    254,897      5,842      5,842    255,842

         6      1,200      8,570      4,885      4,885    254,885      6,031      6,031    256,032      7,424      7,424    257,424
         7      1,200     10,259      5,666      5,666    255,667      7,210      7,210    257,211      9,161      9,161    259,162
         8      1,200     12,032      6,430      6,430    256,430      8,434      8,434    258,434     11,070     11,070    261,071
         9      1,200     13,893      7,175      7,175    257,176      9,704      9,704    259,705     13,168     13,168    263,168
        10      1,200     15,848      7,903      7,903    257,903     11,022     11,022    261,023     15,472     15,472    265,472

        11      1,200     17,901      8,611      8,611    258,611     12,389     12,389    262,389     18,001     18,001    268,002
        12      1,200     20,056      9,300      9,300    259,300     13,804     13,804    263,805     20,779     20,779    270,779
        13      1,200     22,318      9,968      9,968    259,969     15,271     15,271    265,272     23,828     23,828    273,829
        14      1,200     24,694     10,615     10,615    260,616     16,789     16,789    266,789     27,175     27,175    277,176
        15      1,200     27,189     11,243     11,243    261,243     18,361     18,361    268,361     30,851     30,851    280,852

        16      1,200     29,808     12,117     12,117    262,118     20,265     20,265    270,265     35,173     35,173    285,174
        17      1,200     32,559     12,969     12,969    262,969     22,240     22,240    272,241     39,924     39,924    289,924
        18      1,200     35,447     13,798     13,798    263,798     24,290     24,290    274,290     45,145     45,145    295,145
        19      1,200     38,479     14,602     14,602    264,603     26,415     26,415    276,415     50,883     50,883    300,883
        20      1,200     41,663     15,381     15,381    265,382     28,616     28,616    278,617     57,187     57,187    307,188

        21      1,200     45,006     16,133     16,133    266,134     30,895     30,895    280,896     64,114     64,114    314,115
        22      1,200     48,517     16,856     16,856    266,857     33,253     33,253    283,254     71,724     71,724    321,724
        23      1,200     52,202     17,549     17,549    267,550     35,691     35,691    285,691     80,082     80,082    330,083
        24      1,200     56,073     18,208     18,208    268,209     38,207     38,207    288,208     89,261     89,261    339,261
        25      1,200     60,136     18,830     18,830    268,831     40,802     40,802    290,802     99,338     99,338    349,339

        26      1,200     64,403     19,412     19,412    269,413     43,474     43,474    293,474    110,401    110,401    360,401
        27      1,200     68,883     19,949     19,949    269,949     46,221     46,221    296,221    122,542    122,542    372,543
        28      1,200     73,587     20,435     20,435    270,436     49,040     49,040    299,040    136,206    136,206    386,206
        29      1,200     78,527     20,867     20,867    270,867     51,927     51,927    301,928    151,311    151,311    401,312
        30      1,200     83,713     21,236     21,236    271,236     54,878     54,878    304,879    167,932    167,932    417,933

Based on 0% interest rate and current charges, the policy will lapse in year 47.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.


                                                   PHL VARIABLE INSURANCE COMPANY
                                                                                                                         PAGE 2 OF 2
MALE 35 PREFERRED                                                                                              FACE AMOUNT: $250,000
FEMALE 35 PREFERRED                                                                                          INITIAL ANNUAL PREMIUM:
                                                                                                                              $1,200

                   THE PHOENIX EDGE(R) - SVUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                                     ASSUMING GUARANTEED CHARGES

                                              CASH                             CASH                             CASH
             ASSUMED    PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE      BENEFIT    VALUE      VALUE     BENEFIT
    YEAR     PAYMENTS    @ 5.0%     @ 0%       @ 0%        @ 0%      @ 6%       @ 6%        @ 6%      @ 12%      @ 12%      @ 12%
  --------  ---------  ---------  --------- ----------  ---------  ---------  ---------  ---------- ---------- ---------- ----------
         1      1,200      1,260        719        332    250,719        769        383    250,769        819        433    250,820
         2      1,200      2,583      1,585      1,199    251,586      1,740      1,354    251,741      1,902      1,515    251,902
         3      1,200      3,972      2,435      2,170    252,435      2,750      2,486    252,751      3,092      2,827    253,092
         4      1,200      5,431      3,267      3,134    253,267      3,800      3,668    253,801      4,399      4,267    254,400
         5      1,200      6,962      4,081      4,081    254,082      4,891      4,891    254,891      5,836      5,836    255,837

         6      1,200      8,570      4,879      4,879    254,879      6,024      6,024    256,025      7,416      7,416    257,416
         7      1,200     10,259      5,658      5,658    255,658      7,200      7,200    257,201      9,150      9,150    259,151
         8      1,200     12,032      6,419      6,419    256,420      8,421      8,421    258,422     11,056     11,056    261,056
         9      1,200     13,893      7,162      7,162    257,162      9,688      9,688    259,688     13,148     13,148    263,148
        10      1,200     15,848      7,885      7,885    257,886     11,001     11,001    261,002     15,446     15,446    265,446

        11      1,200     17,901      8,589      8,589    258,590     12,362     12,362    262,362     17,968     17,968    267,968
        12      1,200     20,056      9,273      9,273    259,274     13,771     13,771    263,772     20,736     20,736    270,737
        13      1,200     22,318      9,935      9,935    259,936     15,229     15,229    265,230     23,774     23,774    273,774
        14      1,200     24,694     10,575     10,575    260,575     16,737     16,737    266,737     27,107     27,107    277,108
        15      1,200     27,189     11,190     11,190    261,191     18,294     18,294    268,294     30,763     30,763    280,763

        16      1,200     29,808     12,018     12,018    262,018     20,146     20,146    270,146     35,025     35,025    285,025
        17      1,200     32,559     12,813     12,813    262,813     22,056     22,056    272,056     39,698     39,698    289,698
        18      1,200     35,447     13,573     13,573    263,573     24,023     24,023    274,024     44,820     44,820    294,820
        19      1,200     38,479     14,293     14,293    264,293     26,046     26,046    276,046     50,431     50,431    300,431
        20      1,200     41,663     14,970     14,970    264,971     28,121     28,121    278,122     56,576     56,576    306,577

        21      1,200     45,006     15,599     15,599    265,599     30,245     30,245    280,246     63,302     63,302    313,303
        22      1,200     48,517     16,175     16,175    266,175     32,414     32,414    282,415     70,663     70,663    320,663
        23      1,200     52,202     16,693     16,693    266,693     34,624     34,624    284,624     78,715     78,715    328,715
        24      1,200     56,073     17,147     17,147    267,148     36,869     36,869    286,869     87,521     87,521    337,522
        25      1,200     60,136     17,530     17,530    267,530     39,141     39,141    289,141     97,148     97,148    347,148

        26      1,200     64,403     17,830     17,830    267,831     41,430     41,430    291,430    107,666    107,666    357,666
        27      1,200     68,883     18,036     18,036    268,037     43,721     43,721    293,722    119,149    119,149    369,150
        28      1,200     73,587     18,129     18,129    268,130     45,995     45,995    295,995    131,674    131,674    381,675
        29      1,200     78,527     18,086     18,086    268,086     48,223     48,223    298,223    145,318    145,318    395,319
        30      1,200     83,713     17,878     17,878    267,878     50,373     50,373    300,373    160,163    160,163    410,164

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 40.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93% applicable to the investment Subaccounts of the Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.